EXECUTION VERSION AMENDMENT NO. 7 TO AMENDED & RESTATED LOAN AGREEMENT PF THIS AMENDMENT NO. 7 TO AMENDED & RESTATED LOAN AGREEMENT (PF) (this “Seventh Amendment”), dated as of September 11, 2018, is by and among (i) HASI CF I Borrower LLC, a Delaware limited liability company (“Borrower HASI”), HAT CF I Borrower LLC, a Delaware limited liability company (“Borrower HAT I”) and HAT CF II Borrower LLC, a Delaware limited liability company (“Borrower HAT II”, and together with Borrower HASI and Borrower HAT I, the “Borrowers”), (ii) Bank of America, N.A., in its capacity as lender under the A&R Loan Agreement (as defined below) (in such capacity, the “Lender”), (iii) Bank of America, N.A., in its capacity as administrative agent under the A&R Loan Agreement (in such capacity, the “Administrative Agent”), and (iv) for purposes of Section 3 only, Bank of America, N.A., in its capacity as administrative agent under the Other Loan Agreement (in such capacity, the “Other Administrative Agent”). WHEREAS, the Borrowers, the Lender, and the Administrative Agent are parties to an Amended & Restated Loan Agreement (PF) dated as of August 12, 2014 (as amended, amended and restated, or otherwise modified from time to time, the “A&R Loan Agreement”); WHEREAS, simultaneously with the joining of the Tower Loan (as defined herein) (a) the Borrowers, the Lender, and the Administrative Agent have agreed to amend certain provisions of the A&R Loan Agreement as more specifically set forth herein and (b) the Other Administrative Agent has agreed to consent to such amendments as more specifically set forth herein. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used in this Seventh Amendment but not defined herein shall have the meanings ascribed thereto in the A&R Loan Agreement. SECTION 2. Required Lender. The Lender holds 100% of the Outstanding Amount and the aggregate unused Commitments under the A&R Loan Agreement and thus constitutes the Required Lender for purposes of the A&R Loan Agreement and this Seventh Amendment. Project Moon (PF) Amendment No. 7 to A&R Loan Agreement

SECTION 3. A&R Loan Agreement Amendment. In accordance with Section 15.1.1 of the A&R Loan Agreement and, with respect to the Administrative Agent and the Other Administrative Agent, Section 2.4(c)(i) of the A&R Intercreditor Agreement, and in each case subject to the terms set forth herein, as of the date hereof, the Required Lender, the Administrative Agent, the Other Administrative Agent and each Borrower hereby agree to amend the A&R Loan Agreement as follows: i. Section 1.1 to the A&R Loan Agreement is amended by adding the following defined terms in alphabetical order: “Tower Loan” means the Loan made by the Lenders on September 12, 2018 in respect of the Tower Underlying Financing in the original principal amount of $63,022,192.64. “Tower Termination Date” means the earlier of (x) July 19, 2021 and (y) such other date on which the final payment of the principal amount of all of the Loans become due and payable as herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise. “Tower Underlying Financing” means the Underlying Financing described in Underlying Financing Specification No. 23 dated as of September 11, 2018, as amended. ii. Section 1.1 to the A&R Loan Agreement is further amended as follows: a. by deleting the text “Revolver Termination Date” in the definition of “Change of Control” and replacing it with the text “Tower Termination Date” b. by deleting clause (y) of the definition of “Interest Period” in its entirety and replacing it with the following: (y) no Interest Period shall extend beyond the Revolver Termination Date, other than Interest Periods with respect to the Tower Loan, which shall not extend beyond the Tower Termination Date. iii. Section 2.1.2 of the A&R Loan Agreement is amended by deleting such section in its entirety and replacing it with the following: 2.1.2. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, Borrowers may borrow under Section 4.1, prepay under Section 5.2.2, and re-borrow under Section 4.1. Subject to Sections 5.2.1 and 5.2.2, (i) all amounts owed hereunder with respect to the outstanding principal amount of each Loan (other than the Tower Loan) shall be paid in full no later than the Revolver Termination Date and (ii) all amounts owed hereunder with respect to the outstanding principal amount of the Tower Loan shall be paid in full no later than the Tower Termination Date. Principal on the Tower Loan shall be due and payable in accordance with the 2 Project Moon (PF) Amendment No. 7 to A&R Loan Agreement

terms and conditions of Underlying Financing Specification No. 23 dated as of September 11, 2018 and this Agreement. iv. Section 2.6 of the A&R Loan Agreement is amended by deleting clause (b) in its entirety and replacement with the following: (b) the date on which the aggregate principal amount of all Advances made under the Loan Facility since July 19, 2013 (without regard to any prepayment or repayments hereunder), is equal to or greater than $1,100,000,000 (the “Maximum Advance Limitation”), and v. Section 3.1.1(c) to the A&R Loan Agreement is amended as follows: a. by deleting the text “and” immediately before the text “(iii) on the”. b. by adding the text “and (iv) on the Tower Termination Date” immediately after the text “(iii) on the Revolver Termination Date”. vi. Section 4.6 to the A&R Loan Agreement is amended by deleting the first sentence thereof in its entirety and replacing it with the following: On (i) the Revolver Termination Date set forth in clause (x) of the definition thereof, all Obligations in respect of the Loans (other than the Tower Loan) shall be immediately due and payable, (ii) the Revolver Termination Date set forth in clause (y) of the definition thereof, all Obligations shall be immediately due and payable and (iii) the Tower Termination Date all Obligations shall be immediately due and payable. 3 Project Moon (PF) Amendment No. 7 to A&R Loan Agreement

vii. Section 5.2 to the A&R Loan Agreement is amended by deleting such section in its entirety and replacing it with the following: 5.2. Repayment of Loans. The Outstanding Amount as well as all other amounts due and payable under the Loan Documents with respect to the Loans (other than the Tower Loan) shall be due and payable on the Revolver Termination Date, unless payment is sooner required or accelerated hereunder in which case such Outstanding Amount and all other amounts shall be due and payable on all Loans, including the Tower Loan, on such sooner or accelerated date. The Outstanding Amount of the Tower Loan as well as all other amounts due and payable under the Loan Documents shall be due and payable on the Tower Termination Date, unless payment is sooner required or accelerated hereunder in which case such Outstanding Amount and all other amounts shall be due and payable on such sooner or accelerated date. viii. Section 9.1.5 to the A&R Loan Agreement is amended by inserting at the end of such section the following: (d) Upon full payment of all Obligations in respect of the Loans (other than the Tower Loan) following the Revolver Termination Date, the Administrative Agent, Collateral Agent and Borrowers shall at the Borrower’s cost and expense promptly thereafter enter into definitive documentation (in form and substance reasonably satisfactory to each such party) giving effect to the Collateral Release for all Collateral related to such payment of all such Obligations (other than the Tower Loan). SECTION 4. [RESERVED] SECTION 5. Seventh Amendment as Loan Document; Representations. i. For the avoidance of doubt, the parties hereto agree that this Seventh Amendment shall be deemed to be a Loan Document under the A&R Loan Agreement. ii. [Reserved]. iii. Each Borrower represents and warrants, as to itself and each Related Borrower Party, to each Agent and the Lender, as of the date hereof, that the following statements are true and correct: a. The execution, delivery and performance by such Borrower of this Seventh Amendment, and the consummation of the transactions contemplated hereby do not and will not (i) violate in any material respect (A) any provision of any Applicable Law with respect to such Related Borrower Party, (B) any of the Organizational Documents of any Related Borrower Party, or (C) any order, judgment or decree of any court or other agency of government binding on any Related Borrower Party; (ii) conflict with, result in a breach of or constitute (immediately or upon the giving of notice) a default in any material respect 4 Project Moon (PF) Amendment No. 7 to A&R Loan Agreement

under any Contractual Obligation of any Related Borrower Party; (iii) result in or require the creation or imposition of any material Lien upon any of the properties or assets of any Related Borrower Party (other than any Liens permitted by or created under any of the Loan Documents in favor of Collateral Agent, on behalf of the Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Related Borrower Party; b. Such Borrower is duly authorized to execute, deliver and perform its obligations under this Seventh Amendment. The execution, delivery and performance of this Seventh Amendment has been duly authorized by all necessary corporate, limited liability company or partnerships, as applicable, action on the part of such Borrower; and c. This Seventh Amendment is a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. iv. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Seventh Amendment, each Borrower and each Agent shall treat (and the Lender hereby authorizes the Agents to treat) the A&R Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471- 2(b)(2)(i). SECTION 6. Effect of Seventh Amendment. The amendment set forth herein is limited as written, is effective only in the specific instance and for the specific purpose for which given, and shall not be deemed to be a waiver of or consent to, or modification of in any respect, any other term or condition in the A&R Loan Agreement or any of the documents referred to herein or therein. The terms and provisions set forth in each Loan Document are hereby ratified and confirmed by each Borrower in all respects. Each Borrower acknowledges and agrees that the execution, delivery and performance of this Seventh Amendment by the Administrative Agent and of the Lender does not and shall not create (nor shall Borrowers or any Related Borrower Subsidiary rely upon the existence of or claim or assert that there exists) any obligation of the Lender and the Administrative Agent to consider or agree to any amendment of or waiver or consent with respect to any of the Loan Documents, or any other instrument or agreement to which the Administrative Agent or the Lender is a party (collectively an “Amendment or Consent”), and in the event that the Administrative Agent or the Lender subsequently agrees to consider any requested Amendment or Consent, neither the existence of this Seventh Amendment, nor any other conduct of the Administrative Agent or the Lender related hereto, shall be of any force or effect on the Administrative Agent’s or the Lender’s consideration or decision with respect to any such requested Amendment or Consent, and the Administrative Agent and the Lender shall not have any obligation whatsoever to consider or agree to any such Amendment or Consent. 5 Project Moon (PF) Amendment No. 7 to A&R Loan Agreement

SECTION 7. Governing Law. This Seventh Amendment shall be governed by the laws of the State of New York. SECTION 8. Severability. Wherever possible, each provision of this Seventh Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Seventh Amendment shall remain in full force and effect. SECTION 9. Counterparts; Electronic Signatures. This Seventh Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Seventh Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart thereof. SECTION 10. Amendment Fee. The Lenders and the Administrative Agent hereby waive the $25,000 “amendment fee” provided for in Sections 3.24 and 15.1.4 of the A&R Loan Agreement. [Signatures Appear on Next Pages] 6 Project Moon (PF) Amendment No. 7 to A&R Loan Agreement